AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2005

                                                             File No. 333-107162
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                            POST-EFFECTIVE AMENDMENT

                                NO. 4 ON FORM S-1

                        UNDER THE SECURITIES ACT OF 1933

                        --------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SunAmerica Life")
             (Exact Name of Registrant as specified in its Charter)


           California                          6311                       86-0198983
(State or other jurisdiction of    (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization)       Classification Number)         Identification No.)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                                 (800) 871-2000
               (Address, including zip code, and telephone number,
        including area code, or registrant's principal executive offices)

                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                                 (800) 871-2000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     REMOVAL OF SECURITIES FROM REGISTRATION


        This Amendment No. 4 to Form S-1 (File No. 333-107162) (the "Registration Statement") is being filed pursuant to Item 512(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, to remove from registration those market value adjustment ("MVA") interests of the Registrant that were previously registered by the Registration Statement and that were not sold in the offering.

        The Registrant has issued an endorsement (the "MVA Endorsement") to each Contract that contains an MVA Fixed Account option registered by the Registration Statement. Effective May 2, 2005 (the "Endorsement Effective Date"), the MVA Endorsement modifies each Contract's MVA formula so that the application of the MVA formula after the Endorsement Effective Date results in MVA interests that no longer constitute securities requiring registration. Registrant will no longer file any amendments to this Registration Statement.

        The Registrant does not intend to use the Registration Statement to sell any additional securities. Therefore, the offering is being terminated as of the Endorsement Effective Date. Registrant hereby removes from registration any previously registered securities that remain unsold under the Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on December 20, 2005.

                                    AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                                  (Registrant)

                                     /s/ Jay Wintrob
                                     ------------------------------------
                                 By: Jay Wintrob
                                     Chief Executive Officer
                                                  (Signature)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                            DATE

Jay S. Wintrob*                            Chief Executive Officer,         December 19, 2005
-----------------------------------        & Director (Principal
Jay S. Wintrob                             Executive Officer)

James R. Belardi*                          Director                         December 19, 2005
-----------------------------------
James R. Belardi

Marc H. Gamsin*                            Director                         December 19, 2005
-----------------------------------
Marc H. Gamsin

N. Scott Gillis*                           Senior Vice President,           December 19, 2005
-----------------------------------        Chief Financial Officer &
N. Scott Gillis                            Director
                                           (Principal Financial Officer)

Jana W. Greer*                             Director                         December 19, 2005
-----------------------------------
Jana W. Greer

Stewart R. Polakov*                        Senior Vice President            December 19, 2005
-----------------------------------        & Controller
Stewart R. Polakov                         (Principal Accounting Officer)

* By:  /s/ Christine A. Nixon                                               December 19, 2005
       ----------------------------
           Christine A. Nixon
           Attorney-in-fact